SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2015

AMPLIPHI BIOSCIENCES CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	000-23930	91-1549568

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4870 Sadler Road, Suite 300

Glen Allen, Virginia 23060

(Address of principal executive offices) (Zip code)

(804) 205-5069

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 11, 2015, the AmpliPhi Biosciences Corporation (the “Company”) entered into an amendment to the Interim Chief Operating Officer Agreement between the Company and Wendy S. Johnson, dated September 18, 2014, to extend the term of the agreement until March 31, 2015, unless terminated earlier.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmpliPhi Biosciences Corporation

Date: January 14, 2015	By:	/s/ David E. Bosher
David E. Bosher Chief Financial Officer